SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                FEBRUARY 1, 2000

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission              IRS Employer
jurisdiction                      File Number             Identification
of incorporation                                          Number

Delaware                            1-3492                No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






                                Page 1 of 6 Pages
                       The Exhibit Index Appears on Page 4

         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On February 1, 2000 registrant issued a press release entitled "Dick Cheney Resumes Role as Chairman of Halliburton Company," pertaining to, among other things, the announcement that registrant's Chief Executive Officer, Richard B. Cheney, will succeed retiring Chairman William "Bill" Bradford, and will continue in his current position as Chief Executive Officer. Mr. Cheney, who joined Halliburton Company in 1995 as Chief Executive Officer, served as Chairman and Chief Executive Officer from 1996 until the merger between registrant and Dresser Industries, Inc. in September 1998. Mr. Bradford, who assumed the role of Chairman of the Board of registrant in 1998, is retiring after three decades of dedicated service to Dresser Industries, Inc. and most recently, the registrant.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated February 1, 2000.




                                Page 2 of 6 Pages
                       The Exhibit Index Appears on Page 4

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:    February 4, 2000              By:  /s/  John M. Allen
                                          --------------------------------
                                                 John M. Allen
                                                 Assistant Secretary






                                Page 3 of 6 Pages
                       The Exhibit Index Appears on Page 4

                                  EXHIBIT INDEX

Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 6
                           February 1, 2000
                           Incorporated by Reference









                                Page 4 of 6 Pages
                       The Exhibit Index Appears on Page 4